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Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of McDATA Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ernest J. Sampias, Chief Financial Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operation of the Company.

/s/ Ernest  J. Sampias
Ernest J. Sampias
Senior Vice President and Chief Financial Officer
October 24, 2002